EXHIBIT 99.15


                           [UBS Investment NBank Logo]
                        Collateral Stratification Report
                                   MARM05_1G11
================================================================================


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                                                                            % of
                                            # of       Aggregate       Aggregate
Current Balance                            Loans         Balance         Balance
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                       1         $76,834            0.06
$100,000.01 - $150,000.00                      2         260,106            0.20
$150,000.01 - $200,000.00                      8       1,500,607            1.15
$200,000.01 - $250,000.00                      4         966,213            0.74
$250,000.01 - $300,000.00                      2         553,154            0.42
$300,000.01 - $350,000.00                      7       2,282,026            1.74
$350,000.01 - $400,000.00                     53      20,173,836           15.42
$400,000.01 - $450,000.00                     55      23,632,495           18.06
$450,000.01 - $500,000.00                     63      30,176,804           23.07
$500,000.01 - $550,000.00                     38      19,903,692           15.21
$550,000.01 - $600,000.00                      8       4,660,730            3.56
$600,000.01 - $650,000.00                     18      11,482,312            8.78
$650,000.01 - $700,000.00                      6       4,109,823            3.14
$700,000.01 - $750,000.00                      3       2,153,505            1.65
$800,000.01 - $850,000.00                      2       1,680,064            1.28
$850,000.01 - $900,000.00                      1         880,000            0.67
$900,000.01 - $950,000.00                      1         948,960            0.73
$950,000.01 - $1,000,000.00                    4       3,992,241            3.05
$1,350,000.01 - $1,400,000.00                  1       1,389,329            1.06
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: $76,834.33
Maximum: $1,389,328.64
Average: $472,284.23
--------------------------------------------------------------------------------

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                                                                            % of
                                            # of       Aggregate       Aggregate
Current Gross Rate                         Loans         Balance         Balance
--------------------------------------------------------------------------------
3.751% - 4.000%                                2        $870,608            0.67
4.001% - 4.250%                                3       1,496,793            1.14
4.251% - 4.500%                                3       1,562,084            1.19
4.501% - 4.750%                                9       3,806,080            2.91
4.751% - 5.000%                               38      19,506,213           14.91
5.001% - 5.250%                               77      37,861,546           28.94
5.251% - 5.500%                               93      44,171,158           33.76
5.501% - 5.750%                               40      17,062,796           13.04
5.751% - 6.000%                                9       3,283,396            2.51
6.001% - 6.250%                                3       1,202,059            0.92
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 6.125%
Weighted Average: 5.287%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                           Dec 29, 2004 14:52        Page 1 of 6

                           [UBS Investment NBank Logo]
                        Collateral Stratification Report
                                   MARM05_1G11
================================================================================


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                                                                            % of
                                            # of       Aggregate       Aggregate
Net Rate                                   Loans         Balance         Balance
--------------------------------------------------------------------------------
3.501% - 3.750%                                2        $870,608            0.67
3.751% - 4.000%                                3       1,496,793            1.14
4.001% - 4.250%                                3       1,562,084            1.19
4.251% - 4.500%                                9       3,806,080            2.91
4.501% - 4.750%                               38      19,506,213           14.91
4.751% - 5.000%                               77      37,861,546           28.94
5.001% - 5.250%                               93      44,171,158           33.76
5.251% - 5.500%                               40      17,062,796           13.04
5.501% - 5.750%                                9       3,283,396            2.51
5.751% - 6.000%                                3       1,202,059            0.92
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: 3.750%
Maximum: 5.875%
Weighted Average: 5.037%
--------------------------------------------------------------------------------

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                                                                            % of
                                            # of       Aggregate       Aggregate
Index                                      Loans         Balance         Balance
--------------------------------------------------------------------------------
1 Year CMT                                   277    $130,822,731          100.00
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
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                                                                            % of
                                            # of       Aggregate       Aggregate
Months to Roll                             Loans         Balance         Balance
--------------------------------------------------------------------------------
109 - 114                                      7      $3,025,324            2.31
115 - 120                                    270     127,797,408           97.69
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
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Average AS OF: 2005-01-01
Minimum: 114
Maximum: 119
Weighted Average: 118
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                                                                            % of
                                            # of       Aggregate       Aggregate
Gross Margin                               Loans         Balance         Balance
--------------------------------------------------------------------------------
2.501% - 2.750%                              277    $130,822,731          100.00
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                           Dec 29, 2004 14:52        Page 2 of 6

                           [UBS Investment NBank Logo]
                        Collateral Stratification Report
                                   MARM05_1G11
================================================================================


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                                                                            % of
                                            # of       Aggregate       Aggregate
First Rate Cap                             Loans         Balance         Balance
--------------------------------------------------------------------------------
4.000%                                         2        $870,608            0.67
4.125%                                         1         473,659            0.36
4.250%                                         2       1,023,134            0.78
4.500%                                         3       1,562,084            1.19
4.625%                                         2         810,156            0.62
4.750%                                         7       2,995,924            2.29
4.875%                                        17       8,817,240            6.74
5.000%                                        21      10,688,974            8.17
5.125%                                        32      14,976,637           11.45
5.250%                                        45      22,884,908           17.49
5.375%                                        51      23,021,890           17.60
5.500%                                        42      21,149,267           16.17
5.625%                                        25      11,125,132            8.50
5.750%                                        15       5,937,664            4.54
5.875%                                         7       2,869,558            2.19
6.000%                                         2         413,838            0.32
6.125%                                         3       1,202,059            0.92
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 6.125%
Weighted Average: 5.287%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            % of
                                            # of       Aggregate       Aggregate
Periodic Rate Cap                          Loans         Balance         Balance
--------------------------------------------------------------------------------
2.000%                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            % of
                                            # of       Aggregate       Aggregate
Maximum Rate                               Loans         Balance         Balance
--------------------------------------------------------------------------------
8.751% - 9.000%                                2        $870,608            0.67
9.001% - 9.250%                                3       1,496,793            1.14
9.251% - 9.500%                                3       1,562,084            1.19
9.501% - 9.750%                                9       3,806,080            2.91
9.751% - 10.000%                              38      19,506,213           14.91
10.001% - 10.250%                             77      37,861,546           28.94
10.251% - 10.500%                             93      44,171,158           33.76
10.501% - 10.750%                             40      17,062,796           13.04
10.751% - 11.000%                              9       3,283,396            2.51
11.001% - 11.250%                              3       1,202,059            0.92
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: 9.000%
Maximum: 11.125%
Weighted Average: 10.287%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                           Dec 29, 2004 14:52        Page 3 of 6

                           [UBS Investment NBank Logo]
                        Collateral Stratification Report
                                   MARM05_1G11
================================================================================


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                                                                            % of
                                            # of       Aggregate       Aggregate
FICO Scores                                Loans         Balance         Balance
--------------------------------------------------------------------------------
601 - 620                                      1        $435,500            0.33
621 - 640                                      6       2,293,471            1.75
641 - 660                                      5       2,340,495            1.79
661 - 680                                      9       4,250,050            3.25
681 - 700                                     13       7,083,204            5.41
701 - 720                                     28      12,702,717            9.71
721 - 740                                     30      13,774,356           10.53
741 - 760                                     45      23,011,103           17.59
761 - 780                                     65      30,043,224           22.96
781 - 800                                     59      27,301,964           20.87
801 - 820                                     16       7,586,648            5.80
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 813
Weighted Average: 750
--------------------------------------------------------------------------------

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                                                                            % of
                                            # of       Aggregate       Aggregate
Original Loan To Value Ratio               Loans         Balance         Balance
--------------------------------------------------------------------------------
<= 50.00%                                     28     $13,093,115           10.01
50.01% - 55.00%                               16       7,592,072            5.80
55.01% - 60.00%                               27      14,852,975           11.35
60.01% - 65.00%                               26      12,429,583            9.50
65.01% - 70.00%                               33      17,251,255           13.19
70.01% - 75.00%                               29      13,197,937           10.09
75.01% - 80.00%                              112      50,209,847           38.38
80.01% - 85.00%                                3       1,328,735            1.02
85.01% - 90.00%                                2         613,715            0.47
90.01% - 95.00%                                1         253,498            0.19
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: 16.43
Maximum: 94.99
Weighted Average: 67.98
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                           Dec 29, 2004 14:52        Page 4 of 6

                           [UBS Investment NBank Logo]
                        Collateral Stratification Report
                                   MARM05_1G11
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                            # of       Aggregate       Aggregate
Combined Loan To Value Ratio               Loans         Balance         Balance
--------------------------------------------------------------------------------
<= 50.00%                                     28     $13,093,115           10.01
50.01% - 55.00%                               16       7,592,072            5.80
55.01% - 60.00%                               27      14,852,975           11.35
60.01% - 65.00%                               26      12,429,583            9.50
65.01% - 70.00%                               33      17,251,255           13.19
70.01% - 75.00%                               29      13,197,937           10.09
75.01% - 80.00%                              112      50,209,847           38.38
80.01% - 85.00%                                3       1,328,735            1.02
85.01% - 90.00%                                2         613,715            0.47
90.01% - 95.00%                                1         253,498            0.19
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: 16.43
Maximum: 94.99
Weighted Average: 67.98
--------------------------------------------------------------------------------

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                                                                            % of
                                            # of       Aggregate       Aggregate
Amortization                               Loans         Balance         Balance
--------------------------------------------------------------------------------
Fully Amortizing                             277    $130,822,731          100.00
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------

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                                                                            % of
                                            # of       Aggregate       Aggregate
Top 5 States                               Loans         Balance         Balance
--------------------------------------------------------------------------------
California                                   103     $52,904,610           40.44
Florida                                       29      12,235,089            9.35
New York                                      15       7,641,457            5.84
New Jersey                                    17       7,456,134            5.70
Virginia                                      14       6,379,930            4.88
Other                                         99      44,205,511           33.79
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Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------

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                                                                            % of
                                            # of       Aggregate       Aggregate
Prepay Original Term                       Loans         Balance         Balance
--------------------------------------------------------------------------------
0                                            277    $130,822,731          100.00
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            % of
                                            # of       Aggregate       Aggregate
Document Type                              Loans         Balance         Balance
--------------------------------------------------------------------------------
Full                                          10      $3,750,079            2.87
Limited                                        3       1,387,990            1.06
No Doc                                        73      33,859,801           25.88
Reduced                                      191      91,824,862           70.19
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                           Dec 29, 2004 14:52        Page 5 of 6

                           [UBS Investment NBank Logo]
                        Collateral Stratification Report
                                   MARM05_1G11
================================================================================


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                                                                            % of
                                            # of       Aggregate       Aggregate
Loan Purpose                               Loans         Balance         Balance
--------------------------------------------------------------------------------
Purchase                                     180     $83,318,117           63.69
Cash Out Refinance                            39      17,894,756           13.68
Rate/Term Refinance                           58      29,609,859           22.63
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            % of
                                            # of       Aggregate       Aggregate
Owner Occupancy Status                     Loans         Balance         Balance
--------------------------------------------------------------------------------
Primary                                      252    $119,772,135           91.55
Secondary                                     25      11,050,596            8.45
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------

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                                                                            % of
                                            # of       Aggregate       Aggregate
Property Type                              Loans         Balance         Balance
--------------------------------------------------------------------------------
Coop                                           2        $982,567            0.75
Condominium                                   26      11,319,965            8.65
PUD                                            1         364,593            0.28
Single Family                                248     118,155,607           90.32
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            % of
                                            # of       Aggregate       Aggregate
Stated Remaining Term to Maturity          Loans         Balance         Balance
--------------------------------------------------------------------------------
298                                            2        $991,115            0.76
354                                            7       3,025,324            2.31
355                                           15       7,038,411            5.38
356                                           17       7,362,166            5.63
357                                           19       9,107,611            6.96
358                                          185      88,232,284           67.44
359                                           32      15,065,821           11.52
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------
Minimum: 298
Maximum: 359
Weighted Average: 357
--------------------------------------------------------------------------------

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                                                                            % of
                                            # of       Aggregate       Aggregate
Servicer                                   Loans         Balance         Balance
--------------------------------------------------------------------------------
Wells Fargo                                  277    $130,822,731          100.00
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            % of
                                            # of       Aggregate       Aggregate
Originator                                 Loans         Balance         Balance
--------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.              277    $130,822,731          100.00
--------------------------------------------------------------------------------
Total:                                       277    $130,822,731          100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                           Dec 29, 2004 14:52        Page 6 of 6